SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                __________________________________________
                                 FORM 8-K
                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): OCTOBER 7, 1999


                   ECHOSTAR COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in charter)


         NEVADA                    0-26176                 88-0336997
  (State or other jurisdiction  (Commission              (IRS Employer
        of incorporation)        File Number)         Identification No.)


       5701 S. SANTA FE DRIVE
       LITTLETON, COLORADO                                   80120
      (Address of principal executive offices)           (Zip Code)

   Registrant's telephone number, including area code:  (303) 723-1000


ITEM 5. OTHER EVENTS

EchoStar Communications Corporation ("EchoStar") announced on October 7, 1999 that its Board of Directors has approved a 2-for-1 split of its common stock. Stockholders of record at the close of business on October 18, 1999 will be entitled to one additional share of common stock for each share they own on that date. New shares will be mailed or delivered on or about October 25, 1999.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ECHOSTAR COMMUNICATIONS CORPORATION



Dated: October 7, 1999              By: /s/ Doron Gorshein
                                        Doron Gorshein,
                                        Vice President and Associate
                                        General Counsel


                              EXHIBITS INDEX

Exhibit     Description ------- -----------

99.1 Press Release, dated October 7, 1999, issued by EchoStar announcing 2-for-1 stock split